UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 29, 2021

Sun Pacific Holding Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-51935	90-1119774
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Highway 9 South, Suite 388, Manaplan, New Jersey 07726
(Address of principal executive offices)

Registrant’s telephone number, including area code	732-845-0906

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Section 8 – Other Events

On January 29, 2021, MedRecycler-RI, Inc., a subsidiary of Sun Pacific Holding Corp., (the “Company”) entered into an amendment to the Indenture of Trust with UMB Bank, extending the term of the two (2) bond’s representing bridge financing for the Rhode Island medical waste to energy project for a period of up to one year from the date of signing. The extension of the bonds shall accrue interest, including a capitalized extension fee of five (5%) percent, at twelve (12%) per annum. In addition, the Company has been issued an extension for the term of a secured convertible loan to Pyro SS, LLC, as reported in the Company’s Form 10Q for the quarter ended September 30, 2020, until July 28, 2021. The bonds are intended to be paid and extinguished from proceeds from permanent financing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sun Pacific Holding Corp.
(Registrant)

Date:	February 2, 2021
		By:	/s/ Nicholas Campanella
		Name:	Nicholas Campanella
		Title:	Director